                                   STI CLASSIC FUNDS
                                   FLEX AND INVESTOR SHARES
                                   P R O S P E C T U S

                                       October 1, 1999
                                       (As supplemented January 24, 2000)
                                       *January 24, 2000


                                       GROWTH AND INCOME FUND
                                       HIGH INCOME FUND*
                                       INTERNATIONAL EQUITY FUND
                                       SMALL CAP GROWTH STOCK FUND












                                       INVESTMENT ADVISERS
                                       TO THE FUNDS:

                                       STI CAPITAL MANAGEMENT, N.A.

                                       TRUSCO CAPITAL MANAGEMENT, INC.
                                       (the "Advisers")




                                       STI Classic Funds


                                       The Securities and Exchange Commission
                                       has not approved or disapproved these
                                       securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS

---------------------------
HOW TO READ THIS PROSPECTUS
---------------------------


The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Investor Shares and Flex Shares of the Growth and Income, High Income, International Equity, and Small Cap Growth Stock Funds that you should know before investing. Please read this prospectus and keep it for future reference.

Investor Shares and Flex Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

Investor Shares                        Flex Shares
 . Front-end sales charge               . Contingent deferred sales charge
 . 12b-1 fees                           . Higher 12b-1 fees
 . $2,000 minimum initial investment    . $5,000 minimum initial investment

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return which is common to each of the Funds. For more detailed information about each Fund, please see:

 2   GROWTH AND INCOME FUND

 4   HIGH INCOME FUND*

 6   INTERNATIONAL EQUITY FUND

 8   SMALL CAP GROWTH STOCK FUND

10   MORE INFORMATION ABOUT RISK

11   EACH FUND'S OTHER INVESTMENTS

11   THE INVESTMENT ADVISERS AND PORTFOLIO MANAGERS

12   PURCHASING, SELLING AND EXCHANGING FUND SHARES

17   DIVIDENDS, DISTRIBUTIONS AND TAXES

18   FINANCIAL HIGHLIGHTS

22   HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC FUNDS


--------------------------------------------------------------------------------

[GRAPHIC] Fund Summary

[GRAPHIC] Investment Strategy

[GRAPHIC] What are the risks of investing?

[GRAPHIC] Performance Information

[GRAPHIC] Fund Fees and Expenses

[GRAPHIC] Investment Advisers

[GRAPHIC] Purchasing Fund Shares

[GRAPHIC] What is an Index?

--------------------------------------------------------------------------------


October 1, 1999                                                *January 24, 2000
(As Supplemented January 24, 2000)

                                                                   PROSPECTUS 1

--------------------------------------------------------------------------------
                                     RISK/RETURN INFORMATION COMMON TO THE FUNDS
--------------------------------------------------------------------------------

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The investment objective of each Fund is nonfundamental and may be charged without shareholder approval.

The value of your investment in a Fund is based on the market value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

2 PROSPECTUS

--------------------------------------------------------------------------------
GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

[GRAPHIC] Fund Summary

Investment Goal
  Primary                                     Long-term capital appreciation
  Secondary                                   Current income
--------------------------------------------------------------------------------
Investment Focus                              Equity securities
--------------------------------------------------------------------------------
Share Price Volatility                        Moderate
--------------------------------------------------------------------------------
Principal Investment Strategy                 Attempts to identify securities of
                                              companies with market
                                              capitalizations of at least $1
                                              billion with attractive valuation
                                              and/or above average earnings
                                              momentum relative to either their
                                              sectors or the market as a whole.
--------------------------------------------------------------------------------
Investor Profile                              Investors who are looking for
                                              capital appreciation potential and
                                              income with less volatility than
                                              the equity markets as a whole
--------------------------------------------------------------------------------

[GRAPHIC] Investment Strategy

The Growth and Income Fund invests primarily in equity securities, including common stock and listed American Depository Receipts (ADRs), of domestic and foreign companies with market capitalizations of at least $1 billion. However, the average market capitalization can vary throughout a full market cycle and will be flexible to allow the Adviser to capture market opportunities. The Adviser uses a quantitative screening process to identify companies with an attractive fundamental profile. The portfolio management team selects stocks of companies with strong financial quality and above average earnings momentum to secure the best relative values in each economic sector.

[GRAPHIC] What are the risks of investing in this Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

[GRAPHIC] Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Investor Shares from year to year. The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.*

                                  [BAR CHART]

                 1994    1995    1996    1997    1998    1999
                -0.91%  29.45%  19.12%  27.58%  18.25%  14.10%


                    Best Quarter              Worst Quarter
                       17.35%                    -10.35%
                     (6/30/97)                  (9/30/98)

* The performance information shown above is based on a calendar year.

                                                                    PROSPECTUS 3

--------------------------------------------------------------------------------
                                                          GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 1999, to those of the S&P 500 Index.

Investor Shares                     1 Year        5 Years        Since Inception
--------------------------------------------------------------------------------
Growth and Income Fund               9.81%        20.63%             15.90%*
--------------------------------------------------------------------------------
S&P 500 Index                       21.04%        28.55%             22.20%**
--------------------------------------------------------------------------------
* Since 5/7/93
** Since 5/31/93

Flex Shares                         1 Year                  Since Inception
--------------------------------------------------------------------------------
Growth and Income Fund              11.30%                      19.73%*
--------------------------------------------------------------------------------
S&P 500 Index                       21.04%                      27.50%**
--------------------------------------------------------------------------------
* Since 4/5/95
** Since 4/30/95

          ----------------------------------------------------------------------
[GRAPHIC] What is an Index?
          ----------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.



             Fund Fees and Expenses

[GRAPHIC]   This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                                                         Investor Shares     Flex Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)*    3.75%               None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**              None                2.00%

* This sales charge varies depending upon how much you invest. See "How to Purchase Fund Shares."

** This sales charge is imposed if you sell Flex Shares within 1 year of your purchase. See "How to Sell Your Fund Shares."

--------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses deducted from Fund assets)*
--------------------------------------------------------------------------------

                                                                                         Investor Shares     Flex Shares
Investment Advisory Fees                                                                 0.90%               0.90%
Distribution and Service (12b-1) Fees                                                    0.25%               1.00%
Other Expenses                                                                           0.20%               0.22%
                                                                                         -----               -----
Total Annual Fund Operating Expenses                                                     1.35%               2.12%

* Expense information in the table has been restated to reflect current fees.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                                  1 Year     3 Years     5 Years     10 Years
Investor Shares                    $507       $787       $1,087       $1,938
Flex Shares                        $415       $664       $1,139       $2,452

If you do not sell your shares at the end of the period:

                                  1 Year     3 Years     5 Years     10 Years
Investor Shares                    $507       $787       $1,087       $1,938
Flex Shares                        $215       $664       $1,139       $2,452

--------------------------------------------------------------------------------
Fund Expenses
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and Distributor are voluntarily waiving a portion of their fees. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Investor Shares are 0.90%, 0.08% and 1.18%, respectively. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Flex Shares are 0.90%, 0.81% and 1.93%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "Investment Advisers" and "Distribution of Fund Shares."

4 PROSPECTUS

--------------------------------------------------------------------------------
HIGH INCOME FUND
--------------------------------------------------------------------------------

[GRAPHIC] Fund Summary

Investment Goal
Primary                                       High current income
Secondary                                     Total return
--------------------------------------------------------------------------------
Investment Focus                              High yield corporate, government,
                                              and other debt instruments of U.S.
                                              and non-U.S. issuers
--------------------------------------------------------------------------------
Share Price Volatility                        High
--------------------------------------------------------------------------------
Principal Investment Strategy                 Attempts to identify lower-rated
                                              securities offering high current
                                              income of issuers generating
                                              adequate cash flow to meet their
                                              obligations
--------------------------------------------------------------------------------
Investor Profile                              Investors who seek high current
                                              income and who are willing to
                                              accept greater share price
                                              volatility through investment in
                                              high yield, below investment grade
                                              debt instruments
--------------------------------------------------------------------------------


[GRAPHIC] Investment Strategy

The High Income Fund invests primarily in a diversified portfolio of higher yielding, lower rated income producing securities of U.S. and non-U.S. issuers. The Fund will invest at least 65%, and may invest up to 100%, of its assets in securities rated as "non-investment grade" by Moody's Investors Service, Inc. or by Standard & Poor's Ratings Services or in unrated securities if, in the Adviser's opinion, they are of comparable quality. Such securities are commonly known as "junk bonds" and offer greater risks than investment grade bonds (i.e. rated BBB- or above by S&P or Baa3 or above by Moody's). The primary basis for security selection is the potential income offered by the security relative to the Adviser's assessment of the issuers ability to generate the cash flow required to meet its obligation. The Adviser employs a "bottom-up" approach, identifying investment opportunities based on the underlying financial and economic fundamentals of the specific issuer.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[GRAPHIC] What are the risks of investing in this Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

High yield securities involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

[GRAPHIC] Performance Information

As of January 24, 2000, the High Income Fund had not commenced operations, and did not have a performance history.

                                                                   PROSPECTUS  5

--------------------------------------------------------------------------------
                                                                HIGH INCOME FUND
--------------------------------------------------------------------------------


[GRAPHIC] Fund Fees and Expenses

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                                                          Flex Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)          None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)*                    2.00%

* This sales charge is imposed if you sell Flex Shares within 1 year of your purchase. See "How to Sell Your Fund Shares."

--------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses deducted from Fund assets)
--------------------------------------------------------------------------------

                                                                                          Flex Shares
Investment Advisory Fees                                                                  0.80%
Distribution and Service (12b-1) Fees                                                     1.00%
Other Expenses*                                                                           0.35%
Total Annual Fund Operating Expenses                                                      2.15%

*Other Expenses are based on estimated amounts for the current year.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                             1 Year              3 Years
                              $424                $673

If you do not sell your shares at the end of the period:

                             1 Year              3 Years
                              $218                $673

--------------------------------------------------------------------------------
Fund Expenses
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's estimated expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest estimated expenses that could be currently charged to the Fund. Actual expenses are expected to be lower because the Adviser and Distributor are voluntarily waiving a portion of their fees. Estimated actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses are 0.65%, 0.40% and 1.40%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "Investment Advisers" and "Distribution of Fund Shares."

6  PROSPECTUS

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

[GRAPHIC] Fund Summary

Investment Goal                         Long-term capital appreciation
--------------------------------------------------------------------------------
Investment Focus                        Foreign common stocks
--------------------------------------------------------------------------------
Share Price Volatility                  High
--------------------------------------------------------------------------------
Principal Investment Strategy           Attempts to identify undervalued
                                        companies with good fundamentals
--------------------------------------------------------------------------------
Investor                                Profile Investors who want an increase
                                        in the value of their investment without
                                        regard to income, are willing to accept
                                        the increased risks of international
                                        investing for the possibility of higher
                                        returns, and want exposure to a
                                        diversified portfolio of international
                                        stocks
--------------------------------------------------------------------------------

[GRAPHIC] Investment Strategy

The International Equity Fund invests primarily in common stocks and other equity securities of foreign companies. In selecting investments for the Fund, the Adviser diversifies the Fund's investments among at least three foreign countries. The Fund invests primarily in developed countries, but may invest in countries with emerging markets. The Adviser's "bottom-up" approach to stock selection focuses on individual stocks and fundamental characteristics of companies. The Adviser's goal is to find companies with top management, quality products and sound financial positions, that are trading at a discount. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[GRAPHIC] What are the risks of investing in this Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that its market segment, foreign common stocks, may underperform other equity market segments or the equity markets as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

[GRAPHIC] Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The periods prior to December 1995, when the Fund began operating, represent the performance of the Adviser's similarly managed collective investment fund. This past performance has been adjusted to reflect current expenses for Trust Shares of the Fund. The periods from December 1995 to January 1996 represent the performance of the Trust Shares of the Fund. Trust Shares have lower expenses than Investor and Flex Shares, which results in higher performance shown below. The Adviser's collective fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the collective fund's performance would have been lower.

This bar chart shows changes in the performance of the Fund's Investor Shares from year to year. The periods from January 1996 to the present represent the performance of the Investor Shares of the Fund. The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.*

                                    [GRAPH]

                 1996            1997            1998           1999
                21.58%          13.01%          10.69%          9.05%

                          Best Quarter       Worst Quarter
                             16.74%             -18.33%
                           (12/31/98)          (9/30/98)

* The performance information shown above is based on a calendar year.

                                                                   PROSPECTUS  7

--------------------------------------------------------------------------------
                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 1999, to those of the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index.

Investor Shares                        1 Year               Since Inception
--------------------------------------------------------------------------------
International Equity Fund               4.94%                   17.49%*
--------------------------------------------------------------------------------
MSCI EAFE Index                        26.96%                   13.97%*
--------------------------------------------------------------------------------
* Since 1/31/95

Flex Shares                            1 Year               Since Inception
--------------------------------------------------------------------------------
International Equity Fund               6.37%                   17.76%*
--------------------------------------------------------------------------------
MSCI EAFE Index                        26.96%                   13.97%*
--------------------------------------------------------------------------------
* Since 1/31/95

          ----------------------------------------------------------------------
[GRAPHIC] What is an Index?
          ----------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of over 900 securities listed on the stock exchanges in Europe, Australasia and the Far East.

[GRAPHIC] Fund Fees and Expenses

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                                                                    Investor Shares   Flex Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)*               3.75%             None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                         None              2.00%

* This sales charge varies depending upon how much you invest. See "How to Purchase Fund Shares."
** This sales charge is imposed if you sell Flex Shares within 1 year of your purchase. See "How to Sell Your Fund Shares."

--------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses deducted from Fund assets)*
--------------------------------------------------------------------------------

                                                                                                    Investor Shares   Flex Shares
Investment Advisory Fees                                                                            1.25%             1.25%
Distribution and Service (12b-1) Fees                                                               0.33%             1.00%
Other Expenses                                                                                      0.35%             0.59%
                                                                                                    -----             -----
Total Annual Fund Operating Expenses                                                                1.93%             2.84%

*    Expense information in the table has been restated to reflect current fees.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                        1 Year      3 Years       5 Years       10 Years
Investor Shares          $564        $958          $1,378        $2,544
Flex Shares              $487        $880          $1,499        $3,166

If you do not sell your shares at the end of the period:

                        1 Year      3 Years       5 Years       10 Years
Investor Shares          $564        $958          $1,378        $2,544
Flex Shares              $287        $880          $1,499        $3,166

--------------------------------------------------------------------------------
Fund Expenses
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and Distributor are voluntarily waiving a portion of their fees. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Investor Shares are 1.20%, 0.28% and 1.83%, respectively. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Flex Shares are 1.20%, 0.74% and 2.53%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "Investment Advisers" and "Distribution of Fund Shares."

8  PROSPECTUS

--------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND
--------------------------------------------------------------------------------

[GRAPHIC] Fund Summary

Investment Goal                    Long-term capital appreciation
--------------------------------------------------------------------------------
Investment Focus                   U.S. small cap common stocks of growth
                                   companies
--------------------------------------------------------------------------------
Share Price Volatility             High
--------------------------------------------------------------------------------
Principal Investment Strategy      Identifies small cap companies with above
                                   average growth potential
--------------------------------------------------------------------------------
Investor Profile                   Investors who want the value of their
                                   investment to grow, but do not need current
                                   income
--------------------------------------------------------------------------------

[GRAPHIC] Investment Strategy

The Small Cap Growth Stock Fund invests primarily in small U.S. companies with market capitalizations between $50 million and $3 billion. The Adviser selects companies that demonstrate above average earnings and sales growth potential. The selected companies tend to have an established operating history and a solid balance sheet.

[GRAPHIC] What are the risks of investing in this Fund?

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's common stocks may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of stocks issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.
The Fund is also subject to the risk that its market segment, small capitalization growth stocks, may underperform other equity market segments or the equity markets as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

[GRAPHIC] Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Investor Shares from year to year. The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.*

                                    [GRAPH]

                                     1999
                                    20.48%

                   Best Quarter                Worst Quarter
                      20.77%                      -11.36%
                    (6/30/99)                    (3/31/99)

* The performance information shown above is based on a calendar year.

                                                                   PROSPECTUS  9

--------------------------------------------------------------------------------
                                                     SMALL CAP GROWTH STOCK FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 1999, to those of the S&P SmallCap 600 Index.

Investor Shares                            1 Year            Since Inception
--------------------------------------------------------------------------------
Small Cap Growth Stock Fund                15.96%                53.68%*
--------------------------------------------------------------------------------
S&P SmallCap 600 Index                     12.41%                22.17%**
--------------------------------------------------------------------------------
* Since 10/08/98
** Since 10/31/98

Flex Shares                                1 Year            Since Inception
--------------------------------------------------------------------------------
Small Cap Growth Stock Fund                17.29%                56.97%*
--------------------------------------------------------------------------------
S&P SmallCap 600 Index                     12.41%                22.17%**
--------------------------------------------------------------------------------
* Since 10/08/98
** Since 10/31/98

          ----------------------------------------------------------------------
[GRAPHIC] What is an Index?
          ----------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P SmallCap 600 Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of 600 domestic small cap stocks.

[GRAPHIC] Fund Fees and Expenses

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                                                                    Investor Shares    Flex Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)*               3.75%              None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                         None               2.00%

* This sales charge varies depending upon how much you invest. See "How to Purchase Fund Shares."
** This sales charge is imposed if you sell Flex Shares within 1 year of your purchase. See "How to Sell Your Fund Shares."

--------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses deducted from Fund assets)
--------------------------------------------------------------------------------

                                                                                                    Investor Shares    Flex Shares
Investment Advisory Fees                                                                            1.15%              1.15%
Distribution and Service (12b-1) Fees                                                               0.50%              1.00%
Other Expenses                                                                                      0.25%*             1.04%
                                                                                                    ------             -----
Total Annual Fund Operating Expenses                                                                1.90%              3.19%

* Other Expenses are based on estimated amounts for the current year.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                          1 Year     3 Years    5 Years  10 Years
Investor Shares            $561       $950      $1,363    $2,514
Flex Shares                $522       $983      $1,669    $3,494

If you do not sell your shares at the end of the period:

                          1 Year     3 Years    5 Years  10 Years
Investor Shares            $561       $950      $1,363    $2,514
Flex Shares                $322       $983      $1,669    $3,494

--------------------------------------------------------------------------------
Fund Expenses
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Adviser and Distributor are voluntarily waiving a portion of their fees. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Investor Shares are 0.86%, 0.44% and 1.55%, respectively. Actual Investment Advisory Fees, Distribution Fees and Total Operating Expenses for Flex Shares are 0.86%, 0.35% and 2.25%, respectively. The Adviser and Distributor could discontinue these voluntary waivers at any time. For more information about these fees, see "Investment Advisers" and "Distribution of Fund Shares."

10  PROSPECTUS

--------------------------------------------------------------------------------
MORE INFORMATION ABOUT RISK
--------------------------------------------------------------------------------

[GRAPHIC] More Information About Risk

Equity Risk

Growth and Income Fund
International Equity Fund
Small Cap Growth Stock Fund

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Fixed Income Risk

High Income Fund

The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Foreign Security Risks

Growth and Income Fund
High Income Fund
International Equity Fund

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Year 2000 Risk

All Funds

The Funds depend on the smooth functioning of computer systems in almost every aspect of their business. Like other mutual funds, businesses and individuals around the world, the Funds could be adversely affected if the computer systems used by their service providers do not properly process dates on and after January 1, 2000, and distinguish between the year 2000 and the year 1900. The Funds have asked their mission critical service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and have sought and received assurances from such service providers that they are devoting significant resources to prevent material adverse consequences to the Funds. While such assurances have been received, the Funds and their shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Funds do business.

                                                                  PROSPECTUS  11

--------------------------------------------------------------------------------
                                                   EACH FUND'S OTHER INVESTMENTS
--------------------------------------------------------------------------------

Furthermore, many foreign countries are not as prepared as the U.S. for the year 2000 transition. As a result, computer difficulties in foreign markets and with foreign institutions as a result of the year 2000 may add to the possibility of losses to the Funds and their shareholders.

Each Fund's Other Investments

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with a Fund's objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

[GRAPHIC] Investment Advisers

The Investment Advisers make investment decisions for the Funds and continuously review, supervise and administer each Fund's respective investment program. The Board of Trustees supervises the Advisers and establishes policies that the Advisers must follow in its management activities.

STI Capital Management, N.A., (STI) P.O. Box 3808, Orlando, Florida 32802, serves as the Adviser to the International Equity Fund. As of July 1, 1999, STI had approximately $14.5 billion in assets under management. For the fiscal period ended May 31, 1999, STI received advisory fees of 1.20% for the International Equity Fund.

Trusco Capital Management, Inc. (Trusco), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the Adviser to the Growth and Income Fund, High Income Fund, and Small Cap Growth Stock Fund. As of July 1, 1999, Trusco had approximately $30 billion in assets under management.

The High Income Fund had not commenced operations as of May 31, 1999.

Prior to May 24, 1999, Crestar Asset Management Company served as the Adviser to the predecessor of the Growth and Income Fund. For the fiscal period ended May 1, 1999, Crestar Asset Management Company and/or Trusco received advisory fees of 0.75% for the Growth and Income Fund.

The Advisers may use their affiliates as brokers for Fund transactions.

Portfolio Managers

Mr. Jeffrey E. Markunas, CFA, has served as lead portfolio manager of the Growth and Income Fund since it began operating in September 1992. Since 1992, he has served as Senior Vice President and Director of Equity Management for Crestar Asset Management Company. Additionally, he was named Senior Vice President of Trusco in January 1999. Mr. Markunas has more than 17 years of investment experience.

Ms. Agnes G. Pampush, First Vice President, has served as a fixed income portfolio manager at Trusco since 1988. She has managed the High Income Fund since its inception. She is a Chartered Financial Analyst and has more than 16 years of investment experience.

Mr. Ned Dau has served as Managing Director of STI since 1997. He has managed the International Equity Fund since May 1997. Prior to joining STI, Mr. Dau served as senior international equity analyst for American Express Financial Advisers from 1996 to 1997 and as an international portfolio manager for the Principal Financial Group from 1992 to 1995. He has more than 8 years of investment experience.

12  PROSPECTUS

--------------------------------------------------------------------------------
PURCHASING, SELLING AND EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

Mr. Mark D. Garfinkel, CFA, has served as a Portfolio Manager of Trusco since 1994. He has managed the Small Cap Growth Stock Fund since it began operating in October 1998. Prior to joining Trusco, Mr. Garfinkel served as a portfolio manager with SunTrust Banks. He has more than 10 years of investment experience.

Purchasing, Selling and Exchanging Fund Shares

[GRAPHIC]
This section tells you how to buy, sell (sometimes called "redeem") or exchange Investor Shares and Flex Shares of the Funds.
How To Purchase Fund Shares

A SunTrust Securities Investment Consultant can assist you in opening a brokerage account which will be used for all transactions regarding the purchase of STI Classic Funds. Once your account is established, you may buy shares of the Funds by:

 .  Mail

 .  Telephone (1-800-874-4770)

 .  Wire

 .  Automated Clearing House (ACH)

You may also buy shares through investment representatives of certain correspondent banks of SunTrust Banks, Inc. (SunTrust) and other financial institutions that are authorized to place transactions in Funds shares for their customers. Please contact your financial institution directly and follow its procedures for Fund share transactions. Your institution may charge a fee for its services, in addition to the fees charged by a Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution. A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of STI Classic Funds or its shareholders.

When Can You Purchase Shares?

You may purchase shares on any day that the New York Stock Exchange is open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV for each Fund, generally the Funds must receive your purchase order before 4:00 p.m. Eastern time.

For Customers of SunTrust, Its Affiliates, and Other Financial Institutions

You may have to transmit your purchase, sale and exchange requests to SunTrust or other financial institutions at an earlier time for your transaction to become effective that day. This allows the financial institution time to process your request and transmit it to the administrator or transfer agent in time to meet the above stated Fund cut-off times. For more information about how to purchase, sell or exchange Fund shares, including specific SunTrust or other financial institutions internal order entry cut-off times, please contact your financial institution directly.

How the Funds Calculate NAV

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that the market price is unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these Funds' investments may change on days when you cannot purchase or sell Fund shares.

                                                                  PROSPECTUS  13

--------------------------------------------------------------------------------
                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

Net Asset Value

NAV for one Fund share is the value of that share's portion of the net assets in the Fund.

Minimum Purchases

To purchase shares for the first time, you must invest in any Fund at least:

Class                                                Dollar Amount
--------------------------------------------------------------------------------
Investor Shares                                          $2,000
--------------------------------------------------------------------------------
Flex Shares                                $5,000 ($2,000 for retirement plans)
--------------------------------------------------------------------------------

Your subsequent investments in any Fund must be made in amounts of at least $1,000 or, if you pay by a statement coupon, $100. A Fund may accept investments of smaller amounts for either class of shares at its discretion.

FUNDLINK

FUNDLINK is a telephone activated service that allows you to transfer money quickly and easily between the STI Classic Funds and your SunTrust bank account(s). To use FUNDLINK, you must first contact your SunTrust Bank Investment Consultant and complete the FUNDLINK application and authorization agreements. Once you have signed up to use FUNDLINK, simply call SunTrust at 1-800-428-6970 to complete all of your purchase and redemption transactions.

Systematic Investment Plan

If you have a checking or savings account with a SunTrust affiliate bank, you may purchase shares of either class automatically through regular deductions from your account. With a $500 minimum initial investment, you may begin regularly-scheduled investments from $50 to $100,000 once or twice a month. If you are buying Flex Shares, you should plan on investing at least $5,000 per Fund during the first two years. The Distributor may close your account if you do not meet this minimum investment requirement at the end of two years.

Sales Charges

Front-End Sales Charges -- Investor Shares

The offering price of Investor Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales charge.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

                                 Your Sales Charge        Your Sales Charge
                                as a Percentage of        as a Percentage of
If Your Investment is:            Offering Price          Your Net Investment
--------------------------------------------------------------------------------
Less than $100,000                    3.75%                     3.90%
--------------------------------------------------------------------------------
$100,000 but less
  than $250,000                       3.25%                     3.36%
--------------------------------------------------------------------------------
$250,000 but less
  than $1,000,000                     2.50%                     2.56%
--------------------------------------------------------------------------------
$1,000,000 and over                   1.50%                     1.52%
--------------------------------------------------------------------------------

Waiver of Front-End Sales Charge -- Investor Shares

The front-end sales charge will be waived on Investor Shares purchased:

 . through reinvestment of dividends and distributions;

 . through a SunTrust Securities, Inc. asset allocation account;

 . by persons repurchasing shares they redeemed within the last 60 days (see
  Repurchase of Investor Shares);

 . by employees, and members of their immediate family, of SunTrust and its affiliates;

 . by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts ("IRAs") previously with the Trust department of a bank affiliated with SunTrust;

 . by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with SunTrust acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or

 . through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any portion of the front-end sales charge.

14  PROSPECTUS

--------------------------------------------------------------------------------
PURCHASING, SELLING AND EXCHANGING FUND SHARES
--------------------------------------------------------------------------------


Repurchase of Investor Shares

You may repurchase any amount of Investor Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Investor Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 60 days. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. To exercise this privilege, the Funds must receive your purchase order within 60 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares.

Reduced Sales Charges -- Investor Shares

Rights of Accumulation. In calculating the appropriate sales charge rate, this right allows you to add the value of the Investor Shares you already own to the amount that you are currently purchasing. The Funds will combine the value of your current purchases with the current value of any Investor Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Funds will only consider the value of Investor Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask the Funds for the reduction at the time of purchase. You must provide the Funds with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Funds may amend or terminate this right of accumulation at any time.

Letter of Intent. You may purchase Investor Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Investor Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Funds will only consider the value of Investor Shares sold subject to a sales charge. As a result, shares of the Investor Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Funds a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 3.75% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Combined Purchase/Quantity Discount Privilege. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of Investor Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Investor Shares you purchase with a Letter of Intent.

Contingent Deferred Sales Charges -- Flex Shares. You do not pay a sales charge when you purchase Flex Shares. The offering price of Flex Shares is simply the next calculated NAV. But if you sell your shares within the first year after your purchase, you will pay a contingent deferred sales charge equal to 2.00% for either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next

                                                                  PROSPECTUS  15

--------------------------------------------------------------------------------
                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

calculated after the Fund receives your sale request, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Flex Shares of one Fund for Flex Shares of another Fund.

The contingent deferred sales charge will be waived if you sell your Flex Shares for the following reasons:

 .    to make certain withdrawals from a retirement plan (not including IRAs);

 .    because of death or disability; or

 .    for certain payments under the Systematic Withdrawal Plan (which is discussed later).

Offering Price of Fund Shares

The offering price of Investor Shares is the NAV next calculated after the transfer agent receives your request, plus the front-end sales load. The offering price of Flex Shares is simply the next calculated NAV.

How to Sell Your Fund Shares

If you own your shares through a brokerage account with SunTrust Securities, you may sell (sometimes called "redeem") your shares on any Business Day by contacting SunTrust Securities directly by mail or telephone at 1-800-874-4770. The minimum amount for telephone redemptions is $1,000.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

If you would like to sell $25,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request less, in the case of Flex Shares, any applicable deferred sales charge.

Systematic Withdrawal Plan

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a SunTrust affiliates bank, electronically transferred to your account.

Receiving Your Money

Normally, the Funds will send your sale proceeds within five Business Days after the Funds receive your request. Your proceeds can be wired to your bank account (subject to a $7.00 fee) or sent to you by check. If you recently purchased your shares by check or through ACH, redemption proceeds may not be available until your check has cleared (which may take up to 15 days).

Redemptions in Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares

If your account balance drops below the required minimum you may be required to sell your shares. The account balance minimums are:

Class                                                  Dollar Amount
--------------------------------------------------------------------------------
Investor Shares                                           $2,000
--------------------------------------------------------------------------------
Flex Shares                                               $5,000
--------------------------------------------------------------------------------

16  PROSPECTUS

--------------------------------------------------------------------------------
PURCHASING, SELLING AND EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

But, the Funds will always give you at least 60 days written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares

A Fund may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.

How to Exchange Your Shares

You may exchange your shares on any Business Day by contacting SunTrust Securities or your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

You may exchange your shares up to four times during a calendar year. If you exchange your shares more than four times during a year, you may be charged a $10.00 fee for each additional exchange. You will be notified before any fee is charged.

If you recently purchased shares by check, or through ACH, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days). This exchange privilege may be changed or canceled at any time upon 60 days notice.

Exchanges

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Funds receive your exchange request.

Investor Shares

You may exchange Investor Shares of any Fund for Investor Shares of any other Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a Fund with the same, lower or no sales charge there is no incremental sales charge for the exchange.

Flex Shares

You may exchange Flex Shares of any Fund for Flex Shares of any other Fund.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Distribution of Fund Shares

Each Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution fees, as a percentage of average daily net assets are as follows:

For Investor Shares
--------------------------------------------------------------------------------
Growth and Income Fund                                                    0.25%
International Equity Fund                                                 0.33%

For Flex Shares the maximum distribution fee is 1.00% of the average daily net assets of each Fund.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide incentives, in the form of cash or other

                                                                  PROSPECTUS  17

--------------------------------------------------------------------------------
                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

compensation, including merchandise, airline vouchers, trips and vacation packages, to dealers selling shares of a Fund.

Dividends and Distributions

Each Fund distributes its income as follows:

Declared Daily and Paid Monthly
--------------------------------------------------------------------------------
High Income Fund

Quarterly
--------------------------------------------------------------------------------
Growth and Income Fund Small Cap Growth Stock Fund

Annually
--------------------------------------------------------------------------------
International Equity Fund

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Please consult your tax adviser regarding your specific questions about federal, state and local income taxes. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Each sale or exchange is a taxable event.

The International Equity Fund may be able to pass along a tax credit for foreign income taxes it pays. The Fund will notify you if it gives you the credit.

More information about taxes is in the SAI.

18  PROSPECTUS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Financial Highlights

The tables that follow present performance information about Investor Shares and Flex Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information for each Fund except the Growth and Income Fund for the periods ended prior to May 31, 1999 have been audited by Arthur Andersen LLP, independent public accountants. The financial highlights for the Growth and Income Fund for the periods ended prior to May 31, 1999 have been audited by Deloitte & Touche LLP, independent public accountants. The report of Arthur Andersen, along with each Fund's financial statements, appears in the annual report that accompanies the SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-874-4770.

For the Periods Ended May 31,
For a Share Outstanding Throughout the Periods

                                                  Net Realized
                    Net Assets         Net             and       Distributions
                       Value       Investments     Unrealized       from Net      Distributions     Net Assets
                     Beginning       Income           Gains        Investment    from Realized      Value End       Total
                    of Period        (Loss)      on Investments      Income       Capital Gains     of Period      Return (+)
                    ----------     -----------   --------------  -------------   --------------     ---------      ----------
--------------------------
Growth and Income Fund (A)
--------------------------
Investor Shares
  1999(1) ..........  $15.21          $0.04           $1.99          $(0.03)         $(1.00)          $16.21          14.31%

For the years ended November 30:
  1998 .............   16.64           0.10            1.66           (0.10)          (3.09)           15.21          13.69%
  1997 .............   13.47           0.13            3.25           (0.14)          (0.07)           16.64          25.42
  1996 .............   11.66           0.17            2.39           (0.16)          (0.59)           13.47          22.63
  1995 .............   10.78           0.25            2.62           (0.26)          (1.73)           11.66          28.71
  1994 .............   11.42           0.18           (0.22)          (0.18)          (0.42)           10.78          (0.45)

Flex Shares
  1999(1) ..........  $15.14         $(0.01)          $1.97          $   --          $(1.00)          $16.10          13.85%

For the years ended November 30:
  1998 .............   16.59          (0.01)           1.64              --           (3.08)           15.14          12.78%
  1997 .............   13.44           0.04            3.23           (0.05)          (0.07)           16.59          24.63
  1996 .............   11.64           0.09            2.38           (0.08)          (0.59)           13.44          21.81
  1995 (2) .........   11.11           0.12            1.62           (0.14)          (1.07)           11.64          15.78


                                                                                            Ratio of Net
                                                     Ratio of           Ratio of             Investment
                                                       Net             Expenses to        Income (Loss) to
                                     Ratio of       Investment         Average Net           Average Net
                   Net Assets      Expenses to     Income (Loss)    Assets (Excluding     Assets (Excluding      Portfolio
                     End of          Average        to Average         Waivers and           Waivers and          Turnover
                  Period (000)      Net Assets      Net Assets       Reimbursements)       Reimbursements)          Rate
                  ------------     -----------     -------------    -----------------     -----------------      ---------
--------------------------
Growth and Income Fund (A)
--------------------------
Investor Shares
  1999(1) .......... $36,958           1.08%           0.54%               1.17%                0.45%                31%

For the years ended November 30:
  1998 .............  34,434           1.03%           0.63%               1.18                 0.48                 71%
  1997 .............  28,112           1.03            0.89                1.18                 0.74                100
  1996 .............  17,997           1.03            1.35                1.18                 1.20                 82
  1995 .............  12,633           1.03            2.14                1.18                 1.99                175
  1994 .............   8,115           1.02            1.81                1.04                 1.79                116

Flex Shares
  1999(1) .......... $35,163           1.83%          (0.21%)              1.97%               (0.35%)               31%

For the years ended November 30:
  1998 .............  25,656           1.78           (0.13%)              2.03                (0.38%)               71
  1997 .............  13,269           1.73            0.15                2.09                (0.20)               100
  1996 .............   5,131           1.68            0.71                2.03                 0.36                 82
  1995 (2) .........   2,086           1.68            1.13                2.03                 0.78                175


 + Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads.
(1) For the six month period ended May 31, 1999. All ratios for the period have been annualized.
(2) Commenced operations on April 19, 1995. All ratios for the period ended November 30, 1995 have been annualized.
(A) On May 24, 1999, the CrestFunds Value Fund exchanged all of its assets and certain liabilities for shares of the Growth and Income Fund. The CrestFunds Value Fund is the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.
Amounts designated as "--" are either $0 or rounded to $0.

                                                                  PROSPECTUS  19

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the Periods Ended May 31,
For a Share Outstanding Throughout the Periods

                                                  Net Realized
                    Net Assets         Net             and       Distributions
                       Value       Investments     Unrealized       from Net      Distributions     Net Assets
                    Beginning        Income           Gains        Investment     from Realized     Value End       Total
                    of Period        (Loss)      on Investments      Income       Capital Gains     of Period      Return (+)
                    ----------     -----------   --------------  -------------    -------------     ----------     ----------
-------------------------
International Equity Fund
-------------------------
  Investor Shares
    1999 ...........   $14.92        $(0.09)         $(1.10)         $   --          $(0.84)          $12.89          (7.82%)
    1998 ...........    13.58          0.02            2.64              --           (1.32)           14.92          21.39
    1997 ...........    11.38         (0.01)           2.56              --           (0.35)           13.58          22.85
    1996(3) ........    10.44          0.04            0.90              --              --            11.38           9.00

  Flex Shares
    1999 ...........   $14.68        $(0.29)         $(0.97)         $   --          $(0.84)          $12.58          (8.48%)
    1998 ...........    13.47          0.07            2.46              --           (1.32)           14.68          20.54
    1997 ...........    11.37         (0.04)           2.49              --           (0.35)           13.47          21.98

---------------------------
Small Cap Growth Stock Fund
---------------------------
  Flex Shares
    1999(4) ........   $10.00        $(0.19)          $4.67          $   --          $(0.02)          $14.46          44.78%

                                                                                                   Ratio of Net
                                                           Ratio of            Ratio of             Investment
                                                              Net             Expenses to        Income (Loss) to
                                           Ratio of       Investment         Average Net           Average Net
                          Net Assets      Expenses to     Income (Loss)    Assets (Excluding     Assets (Excluding      Portfolio
                            End of          Average        to Average         Waivers and           Waivers and          Turnover
                         Period (000)      Net Assets      Net Assets       Reimbursements)       Reimbursements)          Rate
                         ------------     -----------     -------------    -----------------     -----------------      ---------
-------------------------
International Equity Fund
-------------------------
  Investor Shares
    1999 ...........       $14,145            1.83%           0.30%              1.93%                 0.20%                161%
    1998 ...........        17,383            1.82            0.24               1.91                  0.15                 108
    1997 ...........        10,674            1.81            0.18               2.05                 (0.06)                139
    1996(3) ........         3,448            1.81            1.73               3.14                  0.40                 113

  Flex Shares
    1999 ...........       $17,103            2.53%          (0.40%)             2.84%                (0.71%)               161%
    1998 ...........        21,164            2.52           (0.46)              2.58                 (0.52)                108
    1997 ...........         8,375            2.51           (0.27)              3.03

---------------------------
Small Cap Growth Stock Fund
---------------------------
  Flex Shares
    1999(4) ........        $6,158            2.25%          (1.50%)             3.19%                (2.44%)                75%


 + Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads.
(3) Commenced operations on January 2, 1996. All ratios for the period have been annualized.
(4) Commenced operations on October 8, 1998. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or rounded to $0.

20  PROSPECTUS

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

                                                                  PROSPECTUS  21

--------------------------------------------------------------------------------
                                                                           NOTES
--------------------------------------------------------------------------------

22  PROSPECTUS

--------------------------------------------------------------------------------
                                                  HOW TO OBTAIN MORE INFORMATION
--------------------------------------------------------------------------------

Investment Advisers                    More information about the Funds is
                                       available without charge through the
STI Capital Management, N.A.           following:
P.O. Box 3808
Orlando, FL 32802                      Statement of Additional Information (SAI)

Trusco Capital Management, Inc.        The SAI dated October 1, 1999, includes
50 Hurt Plaza                          detailed information about the STI
Suite 1400                             Classic Funds. The SAI is on file with
Atlanta, GA 30303                      the SEC and is incorporated by reference
                                       into this prospectus. This means that
Distributor                            the SAI, for legal purposes, is a part
                                       of this prospectus.
SEI Investments Distribution Co.
One Freedom Valley Drive               Annual and Semi-Annual Reports
Oaks, PA 19456
                                       These reports list each Fund's holdings
Legal Counsel                          and contain information from the Fund's
                                       managers about strategies, and recent
Morgan, Lewis & Bockius LLP            market conditions and trends. The
                                       reports also contain detailed financial
                                       information about the Funds.

                                       To Obtain More Information:

                                       By Telephone:
                                       Call 1-800-874-4770

                                       By Mail:
                                       Write to the Funds c/o
                                       SEI Investments Distribution Co.
                                       Oaks, PA 19456

                                       From the SEC: You can also obtain the
                                       SAI or the Annual and Semi-Annual
                                       reports, as well as other information
                                       about the STI Classic Funds, from the
                                       EDGAR Database on the SEC's website
                                       ("http://www.sec.gov"). You may review
                                       and copy documents at the SEC Public
                                       Reference Room in Washington, DC (for
                                       information on the operation of the
                                       Public Reference Room, call
                                       1-202-942-8090). You may request
                                       documents by mail from the SEC, upon
                                       payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
                                       publicinfo@sec.gov. The STI Classic
                                       Funds' Investment Company Act
                                       registration number is 811-06557.